CONFORMED COPY
                                                             --------------

                                 EMPLOYMENT AGREEMENT
                                 --------------------


                    EMPLOYMENT AGREEMENT, made as of August 1, 1994 (the

          "Effective Date"), by and between Viacom Inc., a Delaware
           --------------

          corporation (herein referred to as the "Company"), and Frank J.
                                                  -------

          Biondi, Jr. (herein referred to as the "Executive").
                                                  ---------


                                 W I T N E S S E T H:


                    WHEREAS, the Executive currently serves as President

          and Chief Executive Officer of the Company, of Viacom

          International Inc., a Delaware corporation ("Viacom") and of
                                                       ------

          Paramount Communications Inc., a Delaware corporation

          ("Paramount"), pursuant to the terms of an employment agreement,
            ---------

          dated as of August 1, 1987, between Viacom and the Executive (the

          "Original Employment Agreement"); and
           -----------------------------

                    WHEREAS, the Company and the Executive both desire to

          enter into this Agreement, which will supersede in its entirety the Original Employment Agreement and will set forth the terms and conditions under which the Executive will continue to serve as President and Chief Executive Officer of the Company;

                    NOW, THEREFORE, in consideration of the mutual

          covenants herein contained, the parties hereto hereby agree as follows:


                    1.   Employment; Position and Duties; Exclusive
                         ------------------------------------------
                         Services.
                         ---------

                    (a)  Employment.  The Company agrees to employ the
                         ----------

          Executive, and the Executive agrees to be employed by the







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          Company, for the Term provided in Section 2 below and upon the other terms and conditions hereinafter provided.

                    (b)  Position and Duties.  During the Term, the
                         -------------------

          Executive (i) agrees to serve as the President and Chief

          Executive Officer of the Company and to perform such reasonable duties as may be delineated in the By-Laws of the Company and as may be assigned to him from time to time by the Board of

          Directors of the Company (the "Board"), (ii) shall also serve as
                                         -----

          the President and Chief Executive Officer of Viacom and of

          Paramount, (iii) shall report, as President and Chief Executive

          Officer of the Company, only to the Board or to the Chairman of the Board and, as President and Chief Executive Officer of Viacom

          and of Paramount, only to the respective Boards of Directors of

          Viacom and Paramount or to the Chairmen of such Boards of

          Directors, (iv) shall serve as a member of the Board and the

          Boards of Directors of Viacom and Paramount, (v) shall be given such authority as is appropriate to carry out the duties

          described above, it being understood that, in his capacities as

          President and Chief Executive Officer of the Company, Viacom and

          Paramount his duties will be consistent in scope, prestige and authority with the duties of President and Chief Executive

          Officer of the Company, Viacom and Paramount as demonstrated by the Company's, Viacom's and Paramount's' existing practices as of the effective date of this Agreement, and (vi) agrees to serve,

          if elected, at no additional compensation (if the other officers or directors (other than non-employee directors) of the Company







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          also serve at no additional compensation) in the position of officer or director of any subsidiary or affiliate of the

          Company; provided, however, that such position shall be of no
                   --------  -------

          less status relative to such subsidiary or affiliate as the position that the Executive holds pursuant to clause (i)  of this

          Section 1(b) is relative to the Company, Viacom and Paramount.

                    (c)  Exclusive Services.  During the Term, and except
                         ------------------

          for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, shall not be engaged in any other business activity,

          and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the Board;

          provided, however, that nothing in this Agreement shall preclude
          --------  -------

          the Executive from devoting time during reasonable periods required for:

                    (i)  serving, in accordance with the Company's policies

               and with the prior approval of the Board, as a director or member of a committee of any company or organization

               involving no actual or potential conflict of interest with the Company or any of its subsidiaries or affiliates,

                    (ii) delivering lectures and fulfilling speaking

               engagements,

                    (iii)     engaging in charitable and community

               activities, and









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                    (iv) investing his personal assets in a Passive

               Investment (as hereinafter defined) in such form and in such manner as will not violate Section 9 below; and

           provided, further, that the Executive shall be permitted to
           --------  -------

          fulfill the obligations associated with his pre-existing

          investment in a condominium at the Gardner Tennis Ranch.  For purposes of this Agreement, a "Passive Investment" shall mean an
                                         ------------------

          investment in a business or entity which does not require the

          Executive to render any services in the operations or affairs of such business or entity and which does not materially adversely affect or interfere with the performance of the Executive's duties and obligations to the Company or any of its subsidiaries or affiliates.

                    (d)  Relocation.  The Company shall not relocate the
                         ----------

          Executive's principal place of business outside of New York City without the written consent of the Executive.


                    2.   Term of Agreement.
                         -----------------

                    The term of employment under this Agreement shall

          initially be the six-year period commencing on the Effective Date and ending on July 31, 2000, and shall be automatically extended without further action by either party for a successive or successive one-year period or periods, unless written notice of either party's intention to terminate this Agreement has been given to the other party at least six months prior to the

          expiration of the Term (including any one-year extension








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          thereof).  As used in this Agreement, (i) the "Initial Term"
                                                         ------------

          shall mean the period commencing on the Effective Date and ending on July 31, 2000, (ii) the "Term" shall mean the Initial Term
                                      ----

          plus any extensions thereof as provided in this Section 2, and

          (iii) a "Contract Year" shall mean the twelve-month period during
                   -------------

          the Term beginning on each August 1 and ending on the following

          July 31.


                    3.   Salary and Annual Bonus.
                         -----------------------

                    The Executive's cash compensation for all services to

          be rendered by him in any capacity hereunder shall consist of base salary as provided in Section 3(a), bonus compensation as provided in Section 3(b) and deferred compensation as provided in

          Section 4.

                    (a)  Salary.  The Executive shall be paid base salary
                         ------

          (the "Salary") at the rate of  $990,000 per annum.  The Salary
                ------

          shall be payable in accordance with the customary payroll

          practices for executives of the Company.

                    (b)  Annual Bonus.
                         ------------

                    (i)  General Terms.  For each calendar year included in
                         -------------

          whole or in part within the Term, the Executive shall be eligible to earn an annual cash bonus (a "Bonus") based upon the
                                           -----

          achievement by the Company and its subsidiaries of performance targets established by the Compensation Committee of the Board

          (the "Compensation Committee") in accordance with the Company's
                ----------------------

          Senior Executive Short-Term Incentive Plan and any successor plan








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          thereto (collectively, the "STIP").  The performance goals on the
                                      ----

          basis of which the Executive's bonus shall be determined shall be no less favorable to the Executive than the goals used to

          determine the bonus of any other executive of the Company whose annual bonus is based in whole or in part on corporate

          performance and who participates in the STIP, and the

          Compensation Committee shall establish objective criteria to be used to determine the extent to which such performance goals have been met.  The Bonus, if any, payable to the Executive in respect of each calendar year will be paid at the same time that bonuses are paid to other participants in the STIP.

                    (ii) Amount of Target Bonus.  For each calendar year
                         ----------------------

          included in whole or in part within the Term, there shall be a target Bonus (a "Target Bonus") for the Executive, the amount of
                           ------------

          which shall be determined as provided in this Section 3(b)(ii).

          For calendar year 1994, the Target Bonus will equal 2.25 times

          $1,169,000 (i.e., a Target Bonus of $2,630,250);  for each calendar year after 1994, the Target Bonus will equal 110% of the

          Target Bonus for the preceding year, provided, however, that the
                                               --------  -------

          Target Bonus for the calendar year in which the Term ends will be determined by multiplying 110% of the Target Bonus for the preceding calendar year by a fraction the numerator of which shall equal the number of days in such calendar year in which the

          Term ends up to and including the last day of the Term and the denominator of which shall equal 365.









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                    (iii)     Determination of the Bonus Amount.  The
                              ---------------------------------

          amount of the actual Bonus for any calendar year to be paid to the Executive will be based upon the performance of the Company and its subsidiaries against the goals established by the

          Compensation Committee pursuant to the STIP as follows:  (W) if such performance is at a level of 80% or less, no Bonus will be payable;  (X) if such performance is at a level of 100%, the

          Bonus will equal the Target Bonus;  (Y)  if such performance is at a level of 120% or more, the Bonus will equal two times the

          Target Bonus; and (Z)  if such performance is at a level greater than 80% but less than 120% (but is not equal to 100%), the Bonus will be an amount between zero and two times the Target Bonus, as determined on the basis of criteria which shall be established by the Compensation Committee and shall be no less favorable to the

          Executive than the criteria used to determine the amount of bonus payable to any other executive of the Company whose annual bonus is based in whole or in part on corporate performance and who participates in the STIP.

                    4.   Deferred Compensation.
                         ---------------------

                    In addition to the Salary provided for in Section 3(a)

          and his Bonus, if any, provided for in Section 3(b), the

          Executive shall earn  in respect of each Contract Year an

          additional amount (the "Deferred Compensation") the payment of
                                  ---------------------

          which (together with the return thereon as provided in this

          Section 4) shall be deferred until January of the first calendar year following the year in which the Executive ceases to be an







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          executive officer of the Company for purposes of the Securities

          Exchange Act of 1934, as amended (the "Exchange Act").  The
                                                 ------------

          amount of Deferred Compensation for the Contract Year beginning on the Effective Date and ending on July 31, 1995 shall be

          $179,000;  for each subsequent Contract Year, the amount of

          Deferred Compensation shall be the excess of  (X) 110% of the aggregate amount of the Salary and Deferred Compensation earned during the immediately preceding Contract Year over (Y) $990,000

          (e.g. the Deferred Compensation for the Contract Year ending on

          July 31, 1996 shall be ((110% x ($990,000 + $179,000) - $990,000)

          = $295,900).  Deferred Compensation shall be credited to a bookkeeping account maintained by the Company on behalf of the

          Executive, the balance of which account shall periodically be credited (or debited) with deemed positive (or negative) return calculated in the same manner, and at the same times, as the deemed return on the Executive's account under the excess 401(k)

          plan of Viacom (as such plan may be amended from time to time) is determined.  The Company's obligation to pay the Deferred

          Compensation (including the return thereon provided for in this

          Section 4) shall be an unfunded obligation to be satisfied from the general funds of the Company and shall otherwise be subject to the provisions of Section 10 of this Agreement.















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                    5.   Stock Options.
                         -------------

                    (a)  Grant of Stock Options.  The Compensation
                         ----------------------

          Committee has granted to the Executive options to purchase

          1,000,000 shares of the Company's Class B Common Stock (the

          "Options"), such Options having the terms and conditions set
           -------

          forth in the form of Stock Option Agreement attached hereto as

          Attachment A.  The Executive acknowledges that he shall have no contractual entitlement pursuant to this Agreement to any further grants of stock options prior to the end of the Initial Term, it being understood that the Company may, in its sole discretion,

          grant additional stock options to the Executive during the

          Initial Term.

                    (b)  Amendment to 1994 Plan.   The Options have been
                         ----------------------

          granted to the Executive pursuant to the Company's 1994 Long-Term

          Management Incentive Plan (the "1994 Plan").  No later than the
                                          ---------

          first annual meeting of stockholders of the Company to be held after the Effective Date, the Company will amend the 1994 Plan to permit the provisions set forth below, the Company will submit such amendment to the Plan for the approval of the stockholders of the Company at such meeting of stockholders, and the Company will amend the terms of the Option in the manner set forth on

          Attachment B:

               - In the event of termination of the Executive's employment for Cause or voluntary termination other than for Good Reason during the Term, vested Options shall remain exercisable for 15 days; all unvested Options shall lapse on the date of termination.









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                                          10


               - In the event of termination of the Executive's employment without Cause or voluntary termination for Good Reason during the Term, the Options (all of which will have vested upon termination of employment) shall remain exercisable for the longer of six months following the date of termination or two years from date of grant.

               - In the event of a failure to renew this Agreement upon expiration of the Initial Term or any one-year renewal thereof, the Options shall remain exercisable for six months after the date of termination.

               - In the event of termination of the Executive's employment due to death or disability, the Options (all of which will have vested upon termination of employment) shall remain exercisable for two years after such date.

          If the Executive's employment is terminated by the Company other than for Cause (as defined below in Section 8) or by reason of death or Permanent Disability (as defined below in Section 8), or if the Executive resigns from his employment for Good Reason (as defined below in Section 8), in either case prior to the annual meeting of stockholders referred to above, the Company will take appropriate action to put the Executive in the same economic position he would have been in if his employment had continued

          through the date of such meeting and the foregoing such

          amendments had been approved.

               6.   Pension and Welfare Benefits.
                    ----------------------------

                    During the Term, the Executive will participate in all

          pension and welfare plans, programs and benefits that are

          applicable to executives of the Company and/or Viacom.  The benefits provided to the Executive during the Term, when taken as a whole, shall be no less favorable than the benefits which, when








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          taken as a whole, are provided to any other executive of the

          Company, other than the Chairman of the Board.  In addition,

          during the Term, the Executive shall be reimbursed by the Company for 100 percent (on an after-tax basis) of the medical and dental expenses incurred by himself, his wife and his children during the Term that are not covered by such plans, programs or

          benefits.  During the five-year period commencing on the date of any termination or resignation of the Executive's employment hereunder (other than a termination or resignation set forth in

          Section 8(a) hereof), the Executive shall also be entitled to reimbursement for 100 percent (on an after-tax basis) of the medical and dental expenses (to the extent not received under the plans, programs or benefits provided in this Section 6 or by the plans, programs or benefits otherwise applicable to the Executive by virtue of the employment of the Executive by a subsequent employer or otherwise) incurred by himself, his wife and his children which relate to a medical or dental condition which was identified during the Term prior to such  termination or

          resignation.  The Company shall reimburse the expenses described in the previous two sentences as promptly as practicable after receipt from the Executive of such reasonable documentation as the Company may require evidencing such expenses, and the

          Executive agrees to provide to the Company notice of all amounts received as benefits under any other medical or dental

          arrangements.  During the Term, the Executive shall also be entitled to all additional perquisites which the Company provides







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          to its executives (other than those perquisites, if any, provided solely to the Chairman of the Board).


                    7.   Other Benefits.
                         --------------

                    (a)  Travel and Business-related Expenses.  During the
                         ------------------------------------

          Term, the Executive shall be reimbursed in accordance with the policies of the Company for traveling and other  expenses

          (including, without limitation, the expense of first class travel and accommodations) incurred in the performance of the business of the Company.

                    (b)  Personal Secretary.  The Executive shall be
                         ------------------

          entitled to employ a person of the Executive's choice as his personal secretary.

                    (c)  Parking.  The Company will provide the Executive
                         -------

          with parking facilities to the extent available near the

          executive offices of the Company.

                    (d)  Term Life Insurance.  During the Term the Company
                         -------------------

          shall maintain and pay the premiums of a term life insurance policy in a face amount of $5,000,000 on the life of the

          Executive, the beneficiary of which policy shall be designated by the Executive.  The Executive shall have the right to assign such policy to his spouse, his issue or a trust or trusts primarily for the benefit of any of the foregoing.














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                    8.   Termination of Employment.
                         -------------------------

                    (a)  Termination for Cause, Resignation Without Good
                         -----------------------------------------------

          Reason.
          ------

                     (i) If the Executive's employment is terminated by the

          Company for Cause (as defined below in this Section) or if the

          Executive resigns from his employment without Good Reason (as defined below in this Section), prior to the expiration of the

          Term, the Executive shall be entitled to receive:  (X) the Salary provided for in Section 3(a) and Deferred Compensation provided for in Section 4, in each case as accrued through the date of such resignation or termination; (Y) any Bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination or resignation occurs; and (Z) a prorated Bonus for the calendar year in which such termination or resignation occurs equal to the Executive's Target Bonus for such year multiplied by a fraction, the numerator of which shall equal the number of days in such calendar year in which the Executive was in the employ of the Company up to and including the date of such termination or resignation and the denominator of which shall equal 365.  The Executive shall not accrue or otherwise be eligible to receive Salary payments or Deferred Compensation or to participate in any plans, programs or benefits described in

          Section 6 hereof with respect to periods after the date of such termination or resignation, and shall not be eligible to receive any Bonus in respect of any calendar year following the year in which such termination or resignation occurs.  Any Bonus in







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                                          14


          respect of a year prior to the year in which such termination or resignation occurs, and the prorated Bonus described in this

          Section 8(a)(i) for the year in which such termination or

          resignation occurs, shall be payable at such time and in such manner as provided for in Section 3(b) hereof.

                    The Executive shall have no right under this Agreement

          or otherwise to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to future periods after such termination or resignation of employment

          (except to the extent provided for under the terms of any such plan, arrangement or benefit).

                    (ii) Termination for "Cause" shall mean termination by
                                          -----

          action of the Board because of:  (A) a felony conviction of the

          Executive or the perpetration by the Executive of a serious dishonest act against the Company or any of its affiliates or subsidiaries; or (B) any willful misconduct by the Executive that is materially injurious to the financial condition or business reputation of the Company or any of its affiliates or

          subsidiaries, provided, however, that no event or circumstance
                        --------  -------

          shall be considered to constitute Cause within the meaning of this clause (B) unless the Executive has been given written notice of the events or circumstances constituting Cause and had failed to effect a cure thereof within 30 calendar days following the giving of such notice.

                    (iii)     Resignation for "Good Reason" shall mean the
                                               -----------

          resignation of the Executive after (A) the Company, without the







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          express written consent of the Executive, materially breaches this Agreement; (B) the Executive notifies the Company in writing of the nature of such material breach; and  (C) the Company does not correct such material breach within 30 calendar days after its receipt of such notice.

                    (iv) The date of termination of employment by the

          Company pursuant to this Section 8(a) shall be the date specified in a written notice of termination from the Company to the

          Executive, which, in the case of a proposed termination to which the 30-day cure period provided for in subsection (ii) above applies shall be no less than 31 days after the delivery of such notice to the Executive.  The date of a resignation by the

          Executive pursuant to this Section 8(a) shall be the date

          specified in the written notice of resignation from the Executive to the Company or, if no date is specified therein, ten business days after receipt by the Company of the written notice of resignation from the Executive.

                    (b)  Termination Without Cause, Resignation for Good
                         -----------------------------------------------

          Reason.
          ------

                    (i)  If the Executive's employment is terminated by the

          Company without Cause or if the Executive should resign for Good

          Reason, prior to the expiration of the Term, he shall be entitled to receive:  (X) the Salary provided for in Section 3(a) and

          Deferred Compensation provided for in Section 4, in each case as accrued through the date of such resignation or termination and continuing for the shorter of three years from the date of such







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                                          16


          termination or resignation and the remainder of the then-

          effective Term (such shorter period being referred to as the

          "Continuation Period"), with the amount of Deferred Compensation
           -------------------

          for any year included in whole or in part within the Continuation

          Period determined in the manner provided for in Section 4 as though the Executive had remained employed;  (Y) any Bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination or resignation occurs; and (Z) a

          Bonus for the calendar year in which such termination or

          resignation occurs equal to the Executive's Target Bonus for such year and a Bonus for each subsequent year included in whole or in part within the Continuation Period equal to the Target Bonus that would have applied to each such year pursuant to Section

          3(b) had the Executive remained employed, provided, however, that
                                                    --------  -------

          the amount of such Bonus payable in respect of any partial calendar year at the conclusion of the Continuation Period shall be prorated and shall equal the Executive's Target Bonus for such year determined in accordance with Section 3(b) multiplied by a fraction, the numerator of which shall equal the number of days in such calendar year up to and including the last day of the

          Continuation Period and the denominator of which shall equal the lesser of 365 or the number of days in such final calendar year up to and including the last day of the Term.

                    During the Continuation Period,  (X) Salary payments to

          the Executive shall be payable in accordance with the payroll practices of the Company, (Y) Deferred Compensation attributable







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                                          17


          to the Contract Year in which the termination or resignation of the Executive's employment occurs and to prior Contract Years shall be payable prior to January 31 of the calendar year

          following such termination or resignation, and Deferred

          Compensation attributable to subsequent Contract Years shall be payable within 30 days after the end of the relevant Contract

          Year, and (Z) Bonus payments shall be made in respect of each calendar year at the same time that bonuses are paid to

          participants in the STIP.

                    The Executive shall also be entitled to continued

          participation in the medical, dental and insurance plans and arrangements described in Section 6 as follows:  (i) with respect to pre-existing conditions identified during the Term as

          provided in the fourth sentence of said Section 6 hereof, for the five-year period described in such sentence; and (ii) with respect to all other matters, until the earlier to occur of (A)

          the conclusion of the Continuation Period or (B) such time as the

          Executive is covered by comparable medical, dental or insurance plans of a subsequent employer.  In addition, and notwithstanding any life insurance benefits that may be provided by a subsequent employer, the life insurance policy provided for in Section 7(d)

          will be maintained during the Continuation Period and the Company will continue to pay the premiums thereon during such Period.

                    (ii) Except as may be provided under the terms of any

          applicable grants to the Executive, under any plan or arrangement in which the Executive participates or except as may be otherwise







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                                          18


          required by applicable law, including, without limitation, the provisions of Section 4980B(f) of the Internal Revenue Code of

          1986, as amended (the "Code"), the Executive shall have no right
                                 ----

          under this Agreement or any other agreement to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to future periods after such termination or resignation of employment.  In the event of a termination or resignation pursuant to this Section 8(b):  (A) the Executive shall have no duty of mitigation with respect to amounts payable to him pursuant to this Section 8(b) or other benefits to which he is entitled pursuant hereto,  and (B) subject to the specific provisions concerning medical, dental and insurance plans set forth in subsection (i) above, no amounts payable to the

          Executive pursuant to this Section 8(b), or other benefits to which he is entitled pursuant hereto, will be offset or reduced by any compensation, payments or benefits he may receive from a subsequent employer.  Notwithstanding anything to the contrary in this Agreement, the right of the Executive to receive payments provided for in this Section 8(b) shall be subject to Section 9 of this Agreement.

                    (iii)     The date of termination of employment by the

          Company pursuant to this Section 8(b) shall be the date specified in the written notice of termination from the Company to the

          Executive or, if no date is specified therein, ten business days after receipt by the Executive of the written notice of

          termination from the Company.  The date of a resignation by the







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          Executive pursuant to this Section 8(b) shall be the date

          specified in the written notice of resignation from the Executive to the Company or, if no date is specified therein, ten business days after receipt by the Company of the written notice of resignation from the Executive.

                    (c)  Death.  If the Executive's employment hereunder
                         -----

          terminates by reason of death prior to expiration of the Term,

          the Executive's beneficiary (or if no such beneficiary is

          designated, his estate) shall be entitled to receive: (X) the

          Salary provided for in Section 3(a) and Deferred Compensation provided for in Section 4, in each case as accrued through the date of the Executive's death and continuing for the shorter of two years from the date of death and the remainder of the then-

          effective Term (such shorter period being referred to as the

          "Post-Death Continuation Period"), with the amount of Deferred
           ------------------------------

          Compensation for any year included in whole or in part within the

          Post-Death Continuation Period determined in the manner provided for in Section 4 as though the Executive had remained employed;

          (Y) any Bonus earned but not yet paid in respect of any calendar year preceding the year in which the Executive's death occurs;

          and (Z)  a Bonus for the calendar year in which the Executive's death occurs equal to the Executive's Target Bonus for such year and a Bonus for each subsequent year included in whole or in part within the Post-Death Continuation Period equal to the Target

          Bonus that would have applied to each such year pursuant to

          Section 3(b) had the Executive remained employed, provided,
                                                            --------







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                                          20


          however, that the amount of such Bonus payable in respect of any
          -------

          partial calendar year at the conclusion of the Post-Death

          Continuation Period shall be prorated and shall equal the

          Executive's Target Bonus for such year determined in accordance with Section 3(b) multiplied by a fraction, the numerator of which shall equal the number of days in such calendar year up to and including the last day of the Post-Death Continuation Period and the denominator of which shall equal the lesser of 365 or the number of days in such final calendar year up to and including

          the last day of the Term.   Payment of Salary during the Post-

          Death Continuation Period shall be made in accordance with the payroll practices of the Company at such time;  amounts of

          Deferred Compensation earned prior to the date of death or attributable to the year in which death occurs shall be paid prior to January 31 of the year following the year in which death occurs, and additional amounts of Deferred Compensation payable during the Post-Death Continuation Period  pursuant to this

          Section 8(c) shall be considered to accrue proportionately over time and shall be paid concurrently with payments of  Salary provided for herein;  Bonus payments provided for in this Section

          8(c) shall be made at such time and in such manner as is provided in Section 3(b).  As used in this Section, the term "beneficiary"
                                                               -----------

          includes both the singular and the plural of such term, as may be appropriate.

                    In lieu of the payment schedule provided for in the

          preceding paragraph, the Executive's beneficiary (or if no such beneficiary is designated, his estate) may elect, by written notice to the Company not more than 90 days following the date of the Executive's death, to receive all amounts provided for in the preceding paragraph that have not theretofore been paid in a single lump sum equal to the present value of all such payments.

          For purposes of the previous sentence, present value shall be calculated on the basis of the applicable short-term federal interest rate (applicable to loans with monthly compounding) as determined  pursuant to Section 1274(d) of the Code for the month in which death occurs.

                    (d)  Permanent Disability.  If, as a result of the
                         --------------------

          Executive's Permanent Disability (as defined below in this

          Section), the Executive shall have been absent from the full-time performance of his duties for a period of 6 consecutive months,

          then the Company shall be entitled to terminate his employment.

          In the event of such termination, the Executive, his conservator or guardian, as the case may be, shall be entitled to receive:

          (X) the Salary provided for in Section 3(a) and Deferred

          Compensation provided for in Section 4, in each case as accrued through the date of the Executive's termination of employment and continuing for the shorter of two years from the date of such termination and the remainder of the then-effective Term (such shorter period being referred to as the "Disability Continuation
                                                   -----------------------

          Period"), with the amount of Deferred Compensation for any year
          ------

          included in whole or in part within the Disability Continuation

          Period determined in the manner provided for in Section 4 as though the Executive had remained employed;; (Y) any Bonus earned but not yet paid in respect of any calendar year preceding the year in which the Executive's termination of employment occurs; and (Z) a Bonus for the calendar year in which the

          Executive's termination of employment occurs equal to the

          Executive's Target Bonus for such year and a Bonus for each subsequent year included in whole or in part within the

          Disability Continuation Period equal to the Target Bonus that would have applied to each such year pursuant to Section 3(b) had the Executive remained employed,  provided, however, that the
                                            --------  -------

          amount of such Bonus payable in respect of any partial calendar year at the conclusion of the Disability Continuation Period shall be prorated and shall equal the Executive's Target Bonus for such year determined in accordance with Section 3(b)

          multiplied by a fraction, the numerator of which shall equal the number of days in such calendar year up to and including the last day of the Disability Continuation Period and the denominator of which shall equal the lesser of 365 or the number of days in such final calendar year up to and including the last day of the Term.

          Payments of Salary during the Disability Continuation Period shall be made in accordance with the payroll practices of the

          Company at such time;  amounts of Deferred Compensation earned prior to the date of termination of employment or attributable to the year in which termination of employment occurs shall be paid prior to January 31 of the year following the year in which termination of employment occurs, and additional amounts of

          Deferred Compensation payable during the Disability Continuation

          Period  pursuant to this Section 8(d) shall be considered to accrue proportionately over time and shall be paid concurrently with payments of  Salary provided for herein;  Bonus payments provided for in this Section 8(d) shall be made at such time and

          in such manner as is provided in Section 3(b).   Notwithstanding

          anything to the contrary in this Section 8(d), the payments provided for herein during the Disability Continuation Period shall be reduced by the amount of any benefits payable to the

          Executive or his conservator or guardian, as the case may be,

          during such period under any disability or other welfare benefits plan or program of the Company or any of its subsidiaries in respect of the Executive's Permanent Disability.  For purposes of this Agreement, "Permanent Disability" shall be defined in the
                           --------------------

          same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company for the

          Executive and in effect on the date of the Executive's

          termination of employment with the Company, but in no event shall such definition be any less favorable to the Executive than the definition in the long-term disability policy maintained by the

          Company for the Executive and in effect on the Effective Date.

                    9.   No Competing Employment; Passive Investments; No
                         ------------------------------------------------
                         Interference; Confidentiality; Remedies.
                         ---------------------------------------

                    (a)  No Competing Employment.  For so long as the
                         -----------------------

          Executive is employed by the Company or any of its affiliates and subsidiaries, and for the lesser of (X) one year following his termination of employment (for any reason)  and (Y) the remainder of the Term (such period of employment and such shorter period following termination thereof being referred to hereinafter as the "Restricted Period"), the Executive shall not, unless he
               -----------------

          receives after the Effective Date the prior written consent of the Board, directly or indirectly, whether as owner, consultant,

          employee, partner, venturer, agent, through stock ownership,

          investment of capital, lending of money or property, rendering of services, or otherwise, compete with the Company or any of its affiliates or subsidiaries in any business in which any of them is engaged during the Term hereunder or at the time of the termination of the Executive's employment hereunder (such

          businesses are hereinafter referred to as the "Business"), or
                                                         --------

          assist, become interested in or be connected with any

          corporation, firm, partnership, joint venture, sole

          proprietorship or other entity which so competes with the

          Business.  The restrictions imposed by this paragraph shall not apply to any geographic area in which the Company or its

          affiliates and subsidiaries are not engaged in the Business at the time of termination.

                    (b)  Restrictions on Passive Investments.  Any other
                         -----------------------------------

          provision in this Agreement to the contrary notwithstanding,

          during the Restricted Period the Executive shall not make a

          Passive Investment which results in the Executive beneficially owning, within the meaning of Section 13(d) of the Exchange Act,

          (i) a greater than five percent interest in any class of

          securities of any company or business entity which has any class of securities listed on a national securities exchange or quoted on the automated quotation system of the National Association of

          Securities Dealers, Inc. (a "Public Company") and which does not
                                       --------------

          engage in the media business, (ii) a greater than two percent interest in any class of securities of a Public Company which engages in the media business or (iii) any interest in a company or business entity which is not a Public Company and which engages in the media business, unless, in the case of clauses

          (i), (ii) and (iii) above, the Executive shall have received the prior written approval for such investment from the Chairman of the Board.  Nothing in this Section 9(b) shall be construed as prohibiting the Executive from making any Passive Investment in any company or business entity  which is not a Public Company and which does not engage in the media business; provided, however,
                                                       --------  -------

          that nothing contained in this Section 9(b) shall be construed to permit the Executive to undertake any investment which would result in a violation of the provisions of Section 1(c) of this

          Agreement.  For purposes of this Agreement, (i) the phrase

          "engage(s) in the media business" shall refer not only to the activities of such Public Company or such other company or business entity, as the case may be, but shall also refer to the activities of any subsidiary, affiliate or joint venture thereof and (ii) the term "business entity" shall include, without limitation, individuals, sole proprietorships, partnerships and corporations.

                    (c)  No Interference.  For so long as the Executive is
                         ---------------

          employed by the Company or any of its affiliates or subsidiaries and for two years following his termination of employment (for any reason), the Executive shall not, directly or indirectly,

          whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization or entity (other than the Company), intentionally solicit, endeavor to entice away from the Company or any of its affiliates or subsidiaries, hire, employ, engage or otherwise interfere with the relationship of the Company or any of its affiliates or subsidiaries with any Restricted Employee, as hereinafter defined, nor shall the Executive participate in the efforts of any individual, partnership, firm, corporation or other business corporation or entity for which he provides services, by which he is employed, or in which he invests, to do

          so.  For purposes of this Section 9(c), a "Restricted Employee"
                                                     -------------------

          shall mean any person who is both (i) an officer of the Company or any of its affiliates or subsidiaries (or employed by the

          Company or any of its affiliates or subsidiaries in a position with duties and responsibilities substantially equivalent to those of an officer, whether or not such person has the title of an officer of any such company) and (ii) a party to (or within the one year prior to the date of determination has been party

          to) an employment or similar contract with the Company or any of its affiliates or subsidiaries.

                    (d)  Confidential Information.  The Executive
                         ------------------------

          recognizes that the services to be performed by him hereunder are special, unique and extraordinary and that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operations of the Company and its affiliates and subsidiaries.  Accordingly, the Executive agrees that he will not, except with the prior written consent of the

          Board or as may be required by law, directly or indirectly,

          disclose during the Term or any time thereafter any secret or confidential information that he has learned by reason of his association with the Company or use any such information to the detriment of the Company so long as such confidential information or  trade secrets have not been disclosed or are not otherwise in the public domain.

                    (e)  Remedies; Survival of Agreement.  In the event
                         -------------------------------

          that the Executive materially breaches any of the covenants set forth in this Section 9 and fails to cure such breach to the reasonable satisfaction of the Company within 10 business days after receipt of written notice thereof to the Executive, any obligation of the Company to make any payment to the Executive pursuant to this Agreement, including without limitation any payments pursuant to Section 8(b) (other than payments of Salary,

          Deferred Compensation or Bonus earned prior to the date of such breach), shall be cancelled.  In addition, the Executive

          acknowledges that a breach of any of the covenants contained in this Section 9 may result in material irreparable injury to the

          Company or its affiliates or subsidiaries for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled,

          in addition to any other rights or remedies it may have, to seek an injunction enjoining or restraining the Executive from any violation or threatened violation of this Section 9.  The

          Executive's agreement as set forth in this Section shall survive the termination of the Executive's employment under this

          Agreement.


                    10.  Source of Payments.
                         ------------------

                    All payments provided under this Agreement, other than

          payments made pursuant to a benefit plan which may provide otherwise, shall be paid in cash from the general funds of the

          Company, and no special or separate fund shall be established,

          and no other segregation of assets made, to assure payment.  The

          Executive shall have no right, title, or interest whatever in or to any investments which the Company may make to aid the Company in meeting its obligations hereunder.  Nothing contained in this

          Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person.  To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the

          Company.


                    11.  Tax Withholding.
                         ---------------

                    Payments to the Executive of all compensation

          contemplated under this Agreement shall be subject to all

          applicable legal requirements with respect to the withholding of taxes.


                    12.  Nonassignability; Binding Agreement.
                         -----------------------------------

                    Except as provided in Section 7(d), neither this

          Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the

          Company's prior written consent; provided, however, that nothing
                                           --------  -------

          in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable hereunder upon his death or disability, or his executors, administrators,

          or other legal representatives, from  assigning any rights hereunder to the person or persons entitled thereto.  This

          Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company and the Executive's heirs and the personal representatives of the

          Executive's estate. The Company will not consolidate with or merge into, or sell all or substantially all of its assets to,

          another corporation, partnership or other entity, unless such other corporation, partnership or entity shall assume this

          Agreement, and upon such assumption the Executive and the

          successor corporation, partnership or other entity shall become obligated to perform all of the terms and conditions set forth herein.


                    13.  Amendment; Waiver.
                         -----------------

                    This Agreement may not be modified, amended or waived

          in any manner except by an instrument in writing signed by the parties hereto.  The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this

          Agreement, or of any subsequent breach by such party of a

          provision of this Agreement.


                    14.  Notices.
                         -------

                    Any notice hereunder by either party to the other shall

          be given in writing by personal delivery, telex,  telecopy or certified mail, return receipt requested, to the applicable address set forth below:

               (i)  To the Company: Viacom Inc.
                                   1515 Broadway
                                   New York, New York  10036
                                   Attn.:  (i) Chairman of the Board and
                                   (ii)  Executive Vice President, General
                                   Counsel and  Chief Administrative
                                   Officer

                    With a copy to:Stephen R. Volk, Esq.
                                   Shearman & Sterling
                                   599 Lexington Avenue
                                   New York, New York  10022

               (ii) To the Executive:Frank J. Biondi, Jr.
                                   Viacom Inc.
                                   1515 Broadway
                                   New York, New York  10036

                    With a copy to:Arthur L. Liman, Esq.
                                   Paul, Weiss, Wharton, Rifkind & Garrison
                                   1285 Avenue of the Americas
                                   New York, New York  10019


          (or such other address as may from time to time be designated by notice by any party hereto for such purpose).  Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day

          following receipt of answerback or telecopy confirmation or, if by certified mail, on the date shown on the applicable return receipt.


                    15.  New York Law.
                         ------------

                    This Agreement is to be governed by and interpreted in

          accordance with the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.  If,  under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or

          ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion hereof.


                    16.  Supersedes Previous Agreements.
                         ------------------------------

                    This Agreement, and the Stock Option Agreement the form

          of which is attached hereto as Attachment A, constitute the entire understanding between the Company and the Executive relating to employment of the Executive by the Company and its subsidiaries and affiliates and supersede and cancel all prior written and oral agreements and understandings with respect to the subject matter of this Agreement including, without

          limitation, the Original Employment Agreement.  Notwithstanding

          the preceding sentence, this Agreement is not intended, and shall not be construed, to affect the Executive's rights in any

          compensation or benefits that have been granted or accrued prior to the Effective Date.


                    17.  Counterparts.
                         ------------

                    This Agreement may be executed by either of the parties

          hereto in counterparts, each of which shall be deemed  to be an original, but all such counterparts shall together constitute one and the same instrument.



                    18.  Guarantee.
                         ---------

                    Simultaneously with the execution of this Agreement,

          Viacom and Paramount will each execute a guarantee, in form previously agreed upon between the Company and the Executive, pursuant to which Viacom and Paramount will jointly and severally guarantee certain obligations of the Company under this

          Agreement, on the terms and conditions set forth in such

          guarantee.




                    IN WITNESS WHEREOF, the parties hereto have executed

          this Agreement this 19th day of September, 1994, effective as of the day and year first set forth above.



                                   VIACOM INC.


                                   By:     /s/ Sumner M. Redstone
                                        --------------------------------
                                   Title:  Chairman



                                       /s/ Frank J. Biondi, Jr.
                                   -----------------------------------------
                                        Frank J. Biondi, Jr.

                                                               ATTACHMENT A



                                 Agreement Under the
                                     Viacom Inc.
                       1994 Long-Term Management Incentive Plan
                       ----------------------------------------



                    AGREEMENT, dated as of August 18, 1994, by and between VIACOM INC., a Delaware corporation (the "Company"), and FRANK J.
                                                    -------
          BIONDI, JR. (the "Participant"), with respect to a grant of stock
                            -----------
          options under the Company's 1994 Long-Term Management Incentive Plan (the "Plan").
                     ----

                    This Agreement, together with the agreements delivered under the Plan in connection with any subsequent grant of stock options under the Plan and a memorandum with respect to the Plan that will be distributed prior to the date on which the first increment of stock options under this grant vests, will constitute the prospectus covering the shares of the Company's Class B Common Stock, par value $0.01 per share (the "Class B
                                                                -------
          Common Stock"), subject to the Plan.  The Participant can receive
          ------------
          additional copies of his or her Plan agreements and the memorandum upon request to the Administrator, Long-Term Incentive Plans, Viacom International Inc., 1515 Broadway, New York, New York 10036.

                                     WITNESSETH:

                    WHEREAS, the Participant is entering into an Employment Agreement, dated as of August 1, 1994 (the "Employment
                                                      ----------
          Agreement"), with the Company pursuant to which the Participant
          ---------
          will continue to serve, on the terms and conditions set forth in the Employment Agreement, in his current capacities as President and Chief Executive Officer of the Company (all capitalized terms used in this Agreement without definition to have the meanings ascribed to such terms in the Employment Agreement); and

                    WHEREAS, the Company desires to reward the Participant, in accordance with the terms hereof, for the Participant's contributions to the financial success of the Company, and to provide incentives to the Participant to continue to contribute to such success in the future, by awarding the Participant stock options to purchase shares of Class B Common Stock;

                    NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                TERMS OF STOCK OPTIONS

                    Section 1.1  Grant of Stock Options.  Subject to the
                                 ----------------------
          terms and conditions contained herein and in the Plan, the terms of which are hereby incorporated by reference, the Company hereby awards to the Participant, effective August 18, 1994 (the "Date
                                                                     ----
          of Grant"), a grant of one million (1,000,000) stock options to
          --------
          purchase shares of Class B Common Stock at the exercise prices (the "Exercise Prices") indicated below:
                ---------------

               Number of Stock Options       Exercise Price
               -----------------------       --------------

                    600,000             $ 35.75    (the "A Options")
                                                         ---------
                    200,000             $ 40.4375  (the "B Options")
                                                         ---------
                    200,000             $ 52.125   (the "C Options")
                                                         ---------

          The A Options, the B Options and the C Options are referred to herein collectively as the "Stock Options".
                                      -------------

                    In accordance with the terms of the Employment Agreement, the Executive acknowledges that he shall have no contractual entitlement pursuant to the Employment Agreement to any further grants of stock options prior to the end of the Initial Term, it being understood that the Company may, in its sole discretion, grant additional stock options to the Executive during the Initial Term. The Stock Options granted hereunder are not intended to be, or qualify as, "Incentive Stock Options"
          ---
          within the meaning of Section 422A of the Code.

                    Section 1.2  Terms of Stock Options.
                                 ----------------------

                    (a)  Vesting.  The Stock Options shall be exercisable
                         -------
          only to the extent the Participant is vested therein. The A Options, the B Options and the C Options shall have the same vesting schedule and, subject to accelerated vesting under the circumstances described in Section 2.2, shall vest in equal 20% increments on July 31, 1996, July 31, 1997, July 31 1998, July 31, 1999 and July 31, 2000, provided, however, that if the
                                      --------  -------
          Executive's employment is terminated by the Company without Cause, if the Executive resigns from his employment for Good Reason, or if the Executive's employment with the Company terminates by reason of death or Permanent Disability, then in any such case all Outstanding Stock Options shall be considered vested and exercisable as of the date of such termination or resignation of employment.

                    (b)  Option Period.  Except as provided in Section
                         -------------
          1.2(c) hereof, the period during which the Stock Options may be exercised shall expire on the tenth anniversary of the Date of Grant (the "Expiration Date").
                      ---------------

                    (c)  Exercise in the Event of Termination of
                         ---------------------------------------
          Employment, Retirement, Death or Permanent Disability.
          -----------------------------------------------------

                    (i)  Termination other than for Cause, Retirement,
                         ---------------------------------------------
               Death or Permanent Disability.  In the event that (A) the
               -----------------------------
               Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination or Retirement or the Expiration Date, (B) the Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options (all of which, pursuant to Section 1.2(a), will have become exercisable as of the date of death) may be exercised by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the Expiration Date, and (C) the employment of the Participant terminated by reason of Permanent Disability, the Participant may exercise his Outstanding Stock Options (all of which, pursuant to Section 1.2(a), will have become exercisable upon such termination of employment) until the earlier of one year after such date or the Expiration Date. Upon the occurrence of an event described in clause (A) of this Section 1.2(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

                    (ii) Termination for Cause.  If the Participant's
                         ---------------------
               employment with the Company or any of its subsidiaries ends because of a Termination for Cause, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

                    Section 1.3  Exercise of Stock Options.
                                 -------------------------

                    (a)  Whole or Partial Exercise.  Subject to the
                         -------------------------
          restrictions of Section 1.2(b) hereof, the Participant (or such other person as may be authorized to exercise any Outstanding Stock Options pursuant to Section 1.2(b)(iv)) may exercise all vested Stock Options granted hereunder at one time or in installments of 100 Stock Options (or in the whole number of
                                                       -----
          unexpired Stock Options in which the Participant is vested, if such number is less than 100) by written notice to the Administrator, Long-Term Incentive Plans, Viacom International Inc., 1515 Broadway, New York, New York 10036. Subject to the preceding sentence, the Participant (or such other person) may exercise A Options, B Options or C Options or any combination thereof. Such notice shall (i) state the number of full Stock Options being exercised, (ii) be signed by the person or persons so exercising the Stock Options and, in the event the Stock Options are being exercised (pursuant to Section 1.2(c)(iv) hereof) by any person or persons other than the Participant accompanied by proof satisfactory to the Company's counsel of the right of such person or persons to exercise the Stock Options, and (iii) be accompanied by full payment as set forth in Section 1.3(b) hereof.

                    (b)  Payment of Aggregate Option Price.  The written
                         ---------------------------------
          notice of exercise described above must be accompanied by full payment of the aggregate Exercise Price which shall be determined by multiplying the number of Stock Options being exercised by the relevant Exercise Price. Such Exercise Price shall be paid in cash (e.g., personal bank check, certified check or official bank check), in shares of Class B Common Stock, or in a combination of cash and shares of Class B Common Stock; shares of Class B Common Stock tendered in payment of all or a portion of such Exercise Price shall be considered to have a value equal to the Fair Market Value of such shares determined as of the day preceding the date of tender. In addition, in accordance with
          Section 4.3 hereof, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

                    (c)  Issuance of Share Certificates.  Upon satisfaction
                         ------------------------------
          of the conditions set forth in Section 1.3(b) hereof, the Company shall deliver (or cause to be delivered) a certificate or certificates for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options to the Participant.

                                      ARTICLE II


                         EFFECT OF CERTAIN CORPORATE CHANGES
                                AND CHANGES IN CONTROL

                    Section 2.1  Effect of Reorganization.  In the event
                                 ------------------------
          that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 2.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i),
          (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the
                                        --------------------
          Board shall propose that the Company enter into a Reorganization Event, then the Compensation Committee shall take one of the following actions, the choice of which being in its sole discretion (or other action with the agreement of the Participant): (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and this Agreement and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the value of the Class B Common Stock subject to such Stock Options immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options (the "Substitute Options"), in substitution for the unexercised Stock
           ------------------
          Options as of the date of the Reorganization Event; provided,
                                                              --------
          however, that such Substitute Options shall have a value, as of
          -------
          the date of such Reorganization Event, equal to the value of such unexercised Stock Options as of such date; (iii) provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the Fair Market Value of the Class B Common Stock subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or (iv) advance the dates upon which all Outstanding Stock Options vest.

                    Notwithstanding the provisions of the preceding sentence, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Compensation Committee may take such action as it deems equitable and appropriate to provide the Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section

          2.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series of events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Compensation Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section
          2.1 occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action as it, in its sole discretion, deems equitable or appropriate to provide the Participant with a benefit equivalent to that which he would have been entitled to had such event not occurred.

                    Section 2.2  Acceleration of Vesting in the Event of
                                 ---------------------------------------
          Certain Tender Offers.  In addition to the provisions of Section
          ---------------------
          2.1, and notwithstanding anything in Section 2.1 to the contrary, if National Amusements, Inc. ("NAI") has reduced or agreed to
                                         ---
          reduce its ownership of shares and/or other securities of the Company to less than a majority of the combined voting power of all shares and other securities of the Company entitled to vote in the election of directors, then all of the Outstanding Stock Options shall vest and become exercisable on the fifth business day preceding the scheduled expiration of any tender offer for at least 50% of the outstanding shares of Class B Common Stock if such tender offer constitutes part of a bona fide transaction, or
                                                  ---------
          series of transactions, the consequence of which would be the acquisition, by a person or entity not affiliated with NAI, of shares and/or other securities representing in the aggregate a majority of the combined voting power of all shares and other securities of the Company entitled to vote in the election of directors.

                    Section 2.3  Dilution and Other Adjustments.  In the
                                 ------------------------------
          event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, the Compensation Committee shall, in its sole discretion, make any or all of the following adjustments to provide the Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of shares of Class B Common Stock subject to the Stock Options granted to the Participant, (ii) adjust the

          Exercise Price of the shares of Class B Common Stock subject to such Stock Options, and (iii) make any other adjustments, or take such action, if any, as the Compensation Committee, in its sole discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of this Agreement and the Plan.


                                     ARTICLE III

                                     DEFINITIONS

                    In addition to terms heretofore defined in this Agreement and terms the definition of which is incorporated by reference to the Employment Agreement, as used herein the following terms shall have the following meanings:

                    (a)  "Fair Market Value" of a share of Class B Common
                          -----------------
          Stock on a given date shall be the closing price of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Compensation Committee or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Compensation Committee.

                    (b)  "Outstanding Stock Option" shall mean a Stock
                          ------------------------
          Option granted to the Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

                    (c)  "Termination for Cause" shall mean a termination
                          ---------------------
          of the Executive's employment with the Company or any of its subsidiaries by reason of "Cause", as such term is defined in the Employment Agreement.

                    (d)  To "vest" a Stock Option held by the Participant
                             ----
          shall mean to render such Stock Option nonforfeitable, except as otherwise provided in this Agreement.

                                      ARTICLE IV

                                    MISCELLANEOUS

                    Section 4.1  No Rights of Continued Employment.
                                 ---------------------------------
          Neither this Agreement, the Plan nor any action taken in accordance with such documents shall be construed as giving the Participant any right to be retained by the Company or any of its subsidiaries, it being understood and acknowledged that the terms of the Participant's employment with the Company are governed by the Employment Agreement.

                    Section 4.2  Restrictions on Transfer.  The rights of
                                 ------------------------
          the Participant with respect to the Stock Options shall not be transferable to the Participant otherwise than by will or the laws of descent and distribution.

                    Section 4.3  Tax Withholding.  As a condition to the
                                 ---------------
          exercise of the Stock Options, the Participant shall make a payment (or an arrangement acceptable to the Company for the withholding of such payment) sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

                    Section 4.4  Stockholder Rights.  The grant of Stock
                                 ------------------
          Options under this Agreement shall not entitle the Participant to any rights of a holder of shares of Class B Common Stock, except upon the delivery of shares certificates to the Participant upon exercise of a Stock Option.

                    Section 4.5  No Restriction on Right of Company to
                                 -------------------------------------
          Effect Corporate Changes.  This Agreement shall not affect in any
          ------------------------
          way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                    Section 4.6  Amendment.  Other than as provided in
                                 ---------
          Article II hereof, this Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                    Section 4.7  Notices.  Every notice or other
                                 -------
          communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided. If no such address has been specified by the Participant, such notices or communications shall be sent to the Participant's address as specified in the records of the Company.

                    Section 4.8  Headings.  The headings of sections and
                                 --------
          subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

                    Section 4.9  Receipt of Copy of Plan.  By executing
                                 -----------------------
          this Agreement, the Participant acknowledges receipt of a copy of the Plan.

                    Section 4.10  Governing Law.  This Agreement and all
                                  -------------
          rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                             VIACOM INC.



                                             By:
                                                ----------------------------
                                                Senior Vice President
                                                Human Resources and
                                                Administration




                                             -------------------------------
                                                       Participant

                                                               ATTACHMENT B


                     Form of Amendment to Stock Option Agreement
                     -------------------------------------------


                    AMENDMENT NO. [1], dated as of __________, [1995],  to
          the Agreement, dated as of August 18, 1994 (the "Stock Option
                                                           ------------
          Agreement"),  by and between VIACOM INC., a Delaware corporation
          ---------
          (the "Company"), and FRANK J. BIONDI, JR. (the "Participant"),
                -------                                   -----------
          with respect to a grant of stock options under the Company's 1994 Long-Term Management Incentive Plan (the "Plan") is hereby
                                                    ----
          amended as follows:


                    1. Section 1(c) of the Stock Option Agreement is amended in its entirety to read as follows:

               "(c) Exercise in the Event of Termination of Employment,
                    ---------------------------------------------------
               Death or Permanent Disability.
               -----------------------------

                    (i)  Termination for Cause, Resignation without Good
                         -----------------------------------------------
               Reason.  If the Executive's employment is terminated by the
               ------
               Company for Cause or if the Executive resigns from his employment without Good Reason, his Outstanding Stock Options may be exercised to the extent exercisable as of the date of such termination or resignation until the earlier of
               (A) 15 days after the date of such termination or resignation and (B) the Expiration Date. All Stock Options that have not become exercisable as of the date of such termination or resignation of employment will be forfeited and all rights with respect thereto will be relinquished by the Participant without any consideration being paid therefor.

                    (ii) Termination Without Cause, Resignation for Good
                         -----------------------------------------------
               Reason.  If the Executive's employment is terminated by the
               ------
               Company without Cause or if the Executive resigns from his employment for Good Reason, then the Outstanding Stock Options (all of which, pursuant to Section 1.2, shall be considered vested and exercisable as of the date of such termination or resignation of employment) shall remain exercisable until the later of (A) six months following the date of such termination or resignation of employment and
               (B) the second anniversary of the Date of Grant, provided,
                                                                --------
               however, that in no event shall any Outstanding Stock
               -------
               Options remain exercisable following the Expiration Date.

                    (iii)     Non-Renewal.  If the Executive's employment
                              -----------
               with the Company terminates at the end of the Initial Term, or at the end of any one-year extension thereof, as a result of the giving of notice by the Company or the Executive of its or his intention to terminate the Employment Agreement at the end of the then-effective Term, the Outstanding Stock Options (all of which will have become exercisable by the end of the Initial Term) shall remain exercisable until six months following the date of the termination of the Executive's employment, provided, however, that in no event
                                       --------  -------
               shall any Outstanding Stock Options remain exercisable following the Expiration Date.

                    (iv) Death, Permanent Disability.  If the Executive's
                         ---------------------------
               employment with the Company terminates by reason of Death or Permanent Disability, then the Outstanding Stock Options (all of which, pursuant to Section 1.2, shall be considered vested and exercisable as of the date of such termination of the Executive's employment) shall remain exercisable until the second anniversary of the date of such termination of employment (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such two-year period), provided, however, that in no event
                                      --------  -------
               shall any Outstanding Stock Options remain exercisable following the Expiration Date. Following the Executive's death, Outstanding Stock Options may be exercised during the period provided for in this Section 1.2(c)(iv) by the person who acquires the right to exercise such Stock Options by will or the laws of descent and distribution; following termination of the Executive's employment due to Permanent Disability, Outstanding Stock Options may be exercised during the period provided for in this Section 1.2(c)(iv) by the Executive or his conservator or guardian, as the case may be."

                    2.   General.  Except as amended hereby, the Stock
                         -------
          Option Agreement shall remain in full force and effect in accordance with its terms.


                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. [1] effective as of the day and year first set forth above.


                                        VIACOM INC.


                                        By:____________________
                                        Title:____________________





                                        Frank J. Biondi, Jr.

                                 Agreement Under the
                                     Viacom Inc.
                       1994 Long-Term Management Incentive Plan
                       ----------------------------------------



                    AGREEMENT, dated as of August 18, 1994, by and between VIACOM INC., a Delaware corporation (the "Company"), and FRANK J.
                                                    -------
          BIONDI, JR. (the "Participant"), with respect to a grant of stock
                            -----------
          options under the Company's 1994 Long-Term Management Incentive Plan (the "Plan").
                     ----

                    This Agreement, together with the agreements delivered under the Plan in connection with any subsequent grant of stock options under the Plan and a memorandum with respect to the Plan that will be distributed prior to the date on which the first increment of stock options under this grant vests, will constitute the prospectus covering the shares of the Company's Class B Common Stock, par value $0.01 per share (the "Class B
                                                                -------
          Common Stock"), subject to the Plan.  The Participant can receive
          ------------
          additional copies of his or her Plan agreements and the memorandum upon request to the Administrator, Long-Term Incentive Plans, Viacom International Inc., 1515 Broadway, New York, New York 10036.

                                     WITNESSETH:

                    WHEREAS, the Participant is entering into an Employment Agreement, dated as of August 1, 1994 (the "Employment
                                                      ----------
          Agreement"), with the Company pursuant to which the Participant
          ---------
          will continue to serve, on the terms and conditions set forth in the Employment Agreement, in his current capacities as President and Chief Executive Officer of the Company (all capitalized terms used in this Agreement without definition to have the meanings ascribed to such terms in the Employment Agreement); and

                    WHEREAS, the Company desires to reward the Participant, in accordance with the terms hereof, for the Participant's contributions to the financial success of the Company, and to provide incentives to the Participant to continue to contribute to such success in the future, by awarding the Participant stock options to purchase shares of Class B Common Stock;

                    NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                TERMS OF STOCK OPTIONS

                    Section 1.1  Grant of Stock Options.  Subject to the
                                 ----------------------
          terms and conditions contained herein and in the Plan, the terms of which are hereby incorporated by reference, the Company hereby awards to the Participant, effective August 18, 1994 (the "Date
                                                                     ----
          of Grant"), a grant of one million (1,000,000) stock options to
          --------
          purchase shares of Class B Common Stock at the exercise prices (the "Exercise Prices") indicated below:
                ---------------

               Number of Stock Options       Exercise Price
               -----------------------       --------------

                    600,000             $ 35.75    (the "A Options")
                                                         ---------
                    200,000             $ 40.4375  (the "B Options")
                                                         ---------
                    200,000             $ 52.125   (the "C Options")
                                                         ---------

          The A Options, the B Options and the C Options are referred to herein collectively as the "Stock Options".
                                      -------------

                    In accordance with the terms of the Employment Agreement, the Executive acknowledges that he shall have no contractual entitlement pursuant to the Employment Agreement to any further grants of stock options prior to the end of the Initial Term, it being understood that the Company may, in its sole discretion, grant additional stock options to the Executive during the Initial Term. The Stock Options granted hereunder are not intended to be, or qualify as, "Incentive Stock Options"
          ---
          within the meaning of Section 422A of the Code.

                    Section 1.2  Terms of Stock Options.
                                 ----------------------

                    (a)  Vesting.  The Stock Options shall be exercisable
                         -------
          only to the extent the Participant is vested therein. The A Options, the B Options and the C Options shall have the same vesting schedule and, subject to accelerated vesting under the circumstances described in Section 2.2, shall vest in equal 20% increments on July 31, 1996, July 31, 1997, July 31 1998, July 31, 1999 and July 31, 2000, provided, however, that if the
                                      --------  -------
          Executive's employment is terminated by the Company without Cause, if the Executive resigns from his employment for Good Reason, or if the Executive's employment with the Company terminates by reason of death or Permanent Disability, then in any such case all Outstanding Stock Options shall be considered vested and exercisable as of the date of such termination or resignation of employment.

                    (b)  Option Period.  Except as provided in Section
                         -------------
          1.2(c) hereof, the period during which the Stock Options may be exercised shall expire on the tenth anniversary of the Date of Grant (the "Expiration Date").
                      ---------------

                    (c)  Exercise in the Event of Termination of
                         ---------------------------------------
          Employment, Retirement, Death or Permanent Disability.
          -----------------------------------------------------

                    (i)  Termination other than for Cause, Retirement,
                         ---------------------------------------------
               Death or Permanent Disability.  In the event that (A) the
               -----------------------------
               Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination or Retirement or the Expiration Date, (B) the Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options (all of which, pursuant to Section 1.2(a), will have become exercisable as of the date of death) may be exercised by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the Expiration Date, and (C) the employment of the Participant terminated by reason of Permanent Disability, the Participant may exercise his Outstanding Stock Options (all of which, pursuant to Section 1.2(a), will have become exercisable upon such termination of employment) until the earlier of one year after such date or the Expiration Date. Upon the occurrence of an event described in clause (A) of this Section 1.2(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

                    (ii) Termination for Cause.  If the Participant's
                         ---------------------
               employment with the Company or any of its subsidiaries ends because of a Termination for Cause, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

                    Section 1.3  Exercise of Stock Options.
                                 -------------------------

                    (a)  Whole or Partial Exercise.  Subject to the
                         -------------------------
          restrictions of Section 1.2(b) hereof, the Participant (or such other person as may be authorized to exercise any Outstanding Stock Options pursuant to Section 1.2(b)(iv)) may exercise all vested Stock Options granted hereunder at one time or in installments of 100 Stock Options (or in the whole number of
                                                       -----
          unexpired Stock Options in which the Participant is vested, if such number is less than 100) by written notice to the Administrator, Long-Term Incentive Plans, Viacom International Inc., 1515 Broadway, New York, New York 10036. Subject to the preceding sentence, the Participant (or such other person) may exercise A Options, B Options or C Options or any combination thereof. Such notice shall (i) state the number of full Stock Options being exercised, (ii) be signed by the person or persons so exercising the Stock Options and, in the event the Stock Options are being exercised (pursuant to Section 1.2(c)(iv) hereof) by any person or persons other than the Participant accompanied by proof satisfactory to the Company's counsel of the right of such person or persons to exercise the Stock Options, and (iii) be accompanied by full payment as set forth in Section 1.3(b) hereof.

                    (b)  Payment of Aggregate Option Price.  The written
                         ---------------------------------
          notice of exercise described above must be accompanied by full payment of the aggregate Exercise Price which shall be determined by multiplying the number of Stock Options being exercised by the relevant Exercise Price. Such Exercise Price shall be paid in cash (e.g., personal bank check, certified check or official bank check), in shares of Class B Common Stock, or in a combination of cash and shares of Class B Common Stock; shares of Class B Common Stock tendered in payment of all or a portion of such Exercise Price shall be considered to have a value equal to the Fair Market Value of such shares determined as of the day preceding the date of tender. In addition, in accordance with
          Section 4.3 hereof, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

                    (c)  Issuance of Share Certificates.  Upon satisfaction
                         ------------------------------
          of the conditions set forth in Section 1.3(b) hereof, the Company shall deliver (or cause to be delivered) a certificate or certificates for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options to the Participant.

                                      ARTICLE II


                         EFFECT OF CERTAIN CORPORATE CHANGES
                                AND CHANGES IN CONTROL

                    Section 2.1  Effect of Reorganization.  In the event
                                 ------------------------
          that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 2.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i),
          (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the
                                        --------------------
          Board shall propose that the Company enter into a Reorganization Event, then the Compensation Committee shall take one of the following actions, the choice of which being in its sole discretion (or other action with the agreement of the Participant): (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and this Agreement and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the value of the Class B Common Stock subject to such Stock Options immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options (the "Substitute Options"), in substitution for the unexercised Stock
           ------------------
          Options as of the date of the Reorganization Event; provided,
                                                              --------
          however, that such Substitute Options shall have a value, as of
          -------
          the date of such Reorganization Event, equal to the value of such unexercised Stock Options as of such date; (iii) provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the Fair Market Value of the Class B Common Stock subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or (iv) advance the dates upon which all Outstanding Stock Options vest.

                    Notwithstanding the provisions of the preceding sentence, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Compensation Committee may take such action as it deems equitable and appropriate to provide the Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section

          2.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series of events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Compensation Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section
          2.1 occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action as it, in its sole discretion, deems equitable or appropriate to provide the Participant with a benefit equivalent to that which he would have been entitled to had such event not occurred.

                    Section 2.2  Acceleration of Vesting in the Event of
                                 ---------------------------------------
          Certain Tender Offers.  In addition to the provisions of Section
          ---------------------
          2.1, and notwithstanding anything in Section 2.1 to the contrary, if National Amusements, Inc. ("NAI") has reduced or agreed to
                                         ---
          reduce its ownership of shares and/or other securities of the Company to less than a majority of the combined voting power of all shares and other securities of the Company entitled to vote in the election of directors, then all of the Outstanding Stock Options shall vest and become exercisable on the fifth business day preceding the scheduled expiration of any tender offer for at least 50% of the outstanding shares of Class B Common Stock if such tender offer constitutes part of a bona fide transaction, or
                                                  ---------
          series of transactions, the consequence of which would be the acquisition, by a person or entity not affiliated with NAI, of shares and/or other securities representing in the aggregate a majority of the combined voting power of all shares and other securities of the Company entitled to vote in the election of directors.

                    Section 2.3  Dilution and Other Adjustments.  In the
                                 ------------------------------
          event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, the Compensation Committee shall, in its sole discretion, make any or all of the following adjustments to provide the Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of shares of Class B Common Stock subject to the Stock Options granted to the Participant, (ii) adjust the

          Exercise Price of the shares of Class B Common Stock subject to such Stock Options, and (iii) make any other adjustments, or take such action, if any, as the Compensation Committee, in its sole discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of this Agreement and the Plan.


                                     ARTICLE III

                                     DEFINITIONS

                    In addition to terms heretofore defined in this Agreement and terms the definition of which is incorporated by reference to the Employment Agreement, as used herein the following terms shall have the following meanings:

                    (a)  "Fair Market Value" of a share of Class B Common
                          -----------------
          Stock on a given date shall be the closing price of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Compensation Committee or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Compensation Committee.

                    (b)  "Outstanding Stock Option" shall mean a Stock
                          ------------------------
          Option granted to the Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

                    (c)  "Termination for Cause" shall mean a termination
                          ---------------------
          of the Executive's employment with the Company or any of its subsidiaries by reason of "Cause", as such term is defined in the Employment Agreement.

                    (d)  To "vest" a Stock Option held by the Participant
                             ----
          shall mean to render such Stock Option nonforfeitable, except as otherwise provided in this Agreement.

                                      ARTICLE IV

                                    MISCELLANEOUS

                    Section 4.1  No Rights of Continued Employment.
                                 ---------------------------------
          Neither this Agreement, the Plan nor any action taken in accordance with such documents shall be construed as giving the Participant any right to be retained by the Company or any of its subsidiaries, it being understood and acknowledged that the terms of the Participant's employment with the Company are governed by the Employment Agreement.

                    Section 4.2  Restrictions on Transfer.  The rights of
                                 ------------------------
          the Participant with respect to the Stock Options shall not be transferable to the Participant otherwise than by will or the laws of descent and distribution.

                    Section 4.3  Tax Withholding.  As a condition to the
                                 ---------------
          exercise of the Stock Options, the Participant shall make a payment (or an arrangement acceptable to the Company for the withholding of such payment) sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

                    Section 4.4  Stockholder Rights.  The grant of Stock
                                 ------------------
          Options under this Agreement shall not entitle the Participant to any rights of a holder of shares of Class B Common Stock, except upon the delivery of shares certificates to the Participant upon exercise of a Stock Option.

                    Section 4.5  No Restriction on Right of Company to
                                 -------------------------------------
          Effect Corporate Changes.  This Agreement shall not affect in any
          ------------------------
          way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                    Section 4.6  Amendment.  Other than as provided in
                                 ---------
          Article II hereof, this Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                    Section 4.7  Notices.  Every notice or other
                                 -------
          communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided. If no such address has been specified by the Participant, such notices or communications shall be sent to the Participant's address as specified in the records of the Company.

                    Section 4.8  Headings.  The headings of sections and
                                 --------
          subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

                    Section 4.9  Receipt of Copy of Plan.  By executing
                                 -----------------------
          this Agreement, the Participant acknowledges receipt of a copy of the Plan.

                    Section 4.10  Governing Law.  This Agreement and all
                                  -------------
          rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                             VIACOM INC.



                                             By:       /s/ William Roskin
                                                ----------------------------
                                                Senior Vice President
                                                Human Resources and
                                                Administration



                                             /s/ Frank J. Biondi, Jr.
                                             -------------------------------
                                                       Participant